SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 22, 2002
                                                         -----------------


                                  GENUITY INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                    000-30837                   74-2864824
  ---------------------------     ----------------------      -----------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)


    225 Presidential Way, Woburn, MA                              01801
  ------------------------------------                           ----------
 (Address of Principal Executive Offices)                        (Zip Code)



       Registrant's Telephone Number, including Area Code: (781) 865-2000
                                                           --------------



                                             This is Page 1 of 4 Pages.
                                          Exhibit Index appears on Page 4.

Item 5.           Other Events

On November 22, 2002, Genuity Inc., a Delaware corporation, announced that it had received a three-day extension, or "standstill," from its lenders as the company continues negotiations to restructure its debt. This latest extension agreement with its global consortium of banks and Verizon Communications Inc., which does not include a cash payment to the bank group, runs through Monday night, November 25, 2002.

This new standstill was agreed upon by all of the banks that provided the $723 million in funding that Genuity received in July 2002 as part of its $2 billion line of credit, as well as by Verizon, which previously loaned Genuity $1.15 billion. To date, Genuity has repaid the banks $208 million of its outstanding debt.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

99.1     Media Advisory dated November 22, 2002 of Genuity Inc.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       GENUITY INC.


                                       By:        /s/ Daniel P. O'Brien
                                          --------------------------------------
                                       Name:    Daniel P. O'Brien
                                       Title:   Executive Vice President and
                                                Chief Financial Officer


Date: November 25, 2002

                                  EXHIBIT INDEX

Exhibit No.   Description of Exhibits                                  Page

     99.1     Media Advisory dated November 22, 2002 of Genuity Inc.      5

                                                                    Exhibit 99.1

Genuity Announces Three-Day Extension Agreement with Lenders

    WOBURN, Mass.--Nov. 22, 2002--Genuity Inc., a leading provider of enterprise Internet Protocol (IP) networking services, today announced that it has received a three-day extension, or "standstill," from its lenders as the company continues negotiations to restructure its debt. This latest extension agreement with its global consortium of banks and Verizon Communications Inc., which does not include a cash payment to the bank group, runs through Monday night, November 25, 2002.
    Today's announcement follows a 10-day extension agreement that was announced on November 11, 2002. This new standstill was agreed upon by all of the banks that provided the $723 million in funding that Genuity received in July 2002 as part of its $2 billion line of credit, as well as by Verizon, which previously loaned Genuity $1.15 billion. To date, Genuity has repaid the banks $208 million of its outstanding debt.

    About Genuity

    Genuity is a leading provider of enterprise IP networking services. The company combines its Tier 1 network with a full portfolio of managed Internet services, including dedicated and broadband access, Internet security, Voice over IP (VoIP), and Web hosting to provide converged voice and data solutions. With annual revenues of more than $1 billion, Genuity (NASDAQ: GENU and NM:
Genuity A-RegS 144) is a global company with offices and operations throughout the U.S., Europe, Asia and Latin America. Additional information about Genuity can be found at www.genuity.com.

    CONTACT: Genuity
             Media Contacts:
             Susan Kraus, 781/865-3511
             John Vincenzo, 781/865-5468
             or
             Investor Relations Contact:
             Arleen Llerandi, 781/865-3544